                                                                    EXHIBIT 99.2


                                 AMENDMENT NO. 3

                         Dated as of September 11, 1998

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997


                      PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

                  1. Credit Agreement. Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement"). Terms used in this Amendment (this "Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. The Credit Agreement as modified by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

                  2. Amendment. (a) (i) The definition of "Applicable Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows.

                      "`Applicable Margin' shall mean, for any day, the percentage set forth below based on (i) the Tier with the highest debt rating applicable on such day and (ii) the Leverage Ratio as of such day, as follows:


          -------------------------- ---------------------------- ------------------------------ ------------------
                                     Applicable Margin/           Applicable Margin/ Leverage    Applicable Margin/
                                     Leverage Ratio is less       Ratio is greater than or       Leverage Ratio is
          TIER                       than 35%                     equal to 35% but less than     greater than 40%
          ----                                                    or equal to 40%

          Tier I                     0.375%                       0.500%                         0.625%
          Tier II                    0.500%                       0.625%                         0.750%
          Tier III                   0.750%                       0.875%                         1.000%
          Tier IV                    1.000%                       1.125%                         1.250%
          Tier V                     1.625%                       1.750%                         1.875%
          Tier VI                    1.875%                       2.000%                         2.125%
          Tier VII                   2.125%                       2.250%                         2.375%
          -------------------------- ---------------------------- ------------------------------ ------------------

           provided, that if two Tiers would be applicable on any day as a result of the debt ratings applicable on such day and (i) such Tiers are more than one Tier apart or (ii) Tier VII is one of the applicable Tiers as a result of the Company's Indebtedness not being rated by one of D & P and S & P, the Applicable Margin for such day shall be the applicable percentage set forth above for the Tier that is one Tier below the higher of such two Tiers (it being understood that Tier I is the highest Tier); and provided, further, that, on March 31, 1999, each of the percentages set forth in each of the columns above shall be increased by 0.50% unless, on or prior to March 31, 1999, the Company delivers to the Administrative Agent, in form and substance satisfactory to the Majority Banks, a valuation of the business of the Company and its Subsidiaries, taken as a whole, that takes into account any appraisals received by the Company and generally accepted and recognized valuation methods based on the most recent financial and operating information of the Company and its Subsidiaries, indicating that the net value of such business as a going concern is an amount equal to at least 200% of the aggregate amount of the Commitments as of March 31, 1999 ."

             (ii) The definition of "Change of Control" set forth in Section
1.01 of the Credit Agreement is hereby amended by deleting clause (i) therein in its entirety and redesignating each reference to "(ii)" and "(iii)" contained therein to "(i) and "(ii)", respectively.

             (iii) The definitions of "Tier I", "Tier II", "Tier III", "Tier IV", "Tier V" and "Tier VI" set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety, and a new definition of "Tier VII" is hereby included in Section 1.01 of the Credit Agreement, in each case to read as follows:

           "'Tier I' shall apply for so long as the Company's S & P Senior Debt Rating is BBB- or better or the Company's D & P Senior Debt Rating is BBB- or better.

           'Tier II' shall apply for so long as the Company's S & P Senior Debt Rating is BB+ or the Company's D & P Senior Debt Rating is BB+.

           'Tier III' shall apply for so long as the Company's S & P Senior Debt Rating is BB or the Company's D & P Senior Debt Rating is BB.

           'Tier IV shall apply for so long as the Company's S & P Senior Debt Rating is BB- or the Company's D & P Senior Debt Rating is BB-.

           'Tier V shall apply for so long as the Company's S & P Senior Debt Rating is B+ or the Company's D & P Senior Debt Rating is B+.

           'Tier VI shall apply for so long as the Company's S & P Senior Debt Rating is B or the Company's D & P Senior Debt Rating is B.

           'Tier VII shall apply for so long as the Company's S & P Senior Debt Rating is less than B and the Company's D & P Senior Debt Rating is less than B and for so long as the Company's Indebtedness is not rated by either or both of S & P and D & P."

            (iv) The definition of "Incumbent Directors" set forth in Section
1.01 of the Credit Agreement is hereby amended by deleting the phrase "the Agreement Date" each time it appears therein and inserting in lieu thereof the date "September 11, 1998".

             (v) The definition of "Maturity Date" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the word "fifth" contained therein and inserting in lieu thereof the word "fourth".

                      (b) (i) Section 1.01 of the Credit Agreement is hereby amended to include the following definitions:

                      "'Additional Assets' means KIVEX, Inc. and the capital
             stock of ACO Brokerage Holdings Corporation."

                      "'Collateral Account' shall have the meaning ascribed
             thereto in the Penncorp Security Agreement."

                      "'Penncorp Security Agreement' means the Security
             Agreement dated as of September 4, 1998 between the Company and The Bank of New York, as Collateral Agent.

                      "'PennUnion Companies' means Pennsylvania Life Insurance
             Company, Union Bankers Insurance Company, Constitution Life Insurance Company, Peninsular Life Insurance Company, and Marquette National Life Insurance Company, collectively."

                      "'Prepayment Account' has the meaning ascribed thereto in
             Section 3.03(c) herein."

                      "'Sale Period' means the time from the date hereof through
             March 31, 1999."

                      "'Senior Cash Flow Leverage Ratio' means, at any time, the ratio of (a) the aggregate amount of the Commitments of the Banks at such time to (b) an amount equal to the sum of "A" and "B" (as such letters are defined in the definition of "Interest Coverage Ratio") as of such time.

                              (ii) Section 1.01 of the Credit Agreement is
amended to insert the following at the end of the definition of Leverage Ratio:

                  "For purposes hereof, the aggregate Indebtedness of the Company at any time shall be reduced by the aggregate amount of funds held by the Administrative Agent in the Prepayment Account at such time."

                      (c) Section 2.04 of the Credit Agreement is hereby amended by inserting "(a)" immediately following the heading and by inserting the following in a new paragraph:

                  "(b)(i) On any day, unless each of the circumstances set forth in sub-clauses (w), (x), (y) and (z) of clause (ii) below exist on such date, then, on each date upon which the aggregate amount in the Collateral Account is equal to or greater than $26,000,000, the Commitments shall be permanently reduced by an amount equal to (x) the aggregate amount in the Collateral Account on such day minus (y) $25,000,000;

                      (ii) so long as (w) the aggregate Commitments are equal to or less than $200,000,000 (x) the Leverage Ratio is equal to or less than 35%, (y) the Senior Cash Flow Leverage Ratio is equal to or less than 3.5 to 1.0 and (z) both an S&P Senior Debt Rating and a D&P Senior Debt Rating is in effect, the Company's S&P Senior Debt Rating is BBB or better or the Company's D&P Senior Debt Rating is BBB or better and neither the Company's S&P Senior Debt Rating nor the Company's D&P Senior Debt Rating is lower than BBB-, then, on each date upon which the aggregate amount in the Collateral Account is equal to or greater than $26,500,000, the Commitments shall be permanently reduced by two-thirds of an amount equal to (x) the aggregate amount in the Collateral Account on such day minus (y) $25,000,000; and

                      (iii) on March 31, 1999, the aggregate Commitments shall
                  be permanently reduced in an amount equal to the aggregate amount of the Commitments on such day (prior to giving effect to this clause (iii) but after giving effect to any reductions required by clause (i) or (ii) above) minus the aggregate amount of outstanding Loans on such date (after giving effect to any prepayments required pursuant to Section 3.03(c)).

                      (d) Section 2.05 of the Credit Agreement is hereby amended by deleting the tiers and percentages listed under the heading "Tier" and "Facility Fee", respectively, contained therein and inserting in lieu thereof the following:


                        Tier                                     Facility Fee
                        ----                                     ------------
                        Tier I                                   0.250%
                        Tier II                                  0.375%
                        Tier III                                 0.375%
                        Tier IV                                  0.500%
                        Tier V                                   0.500%
                        Tier VI                                  0.625%
                        Tier VII                                 0.750%

                      (e) Section 3.03 of the Credit Agreement is hereby amended to include the following:

                  "(c) Mandatory Prepayments. On each date upon which the Commitments are reduced pursuant to Section 2.04(b)(i) or
                  (ii), the Company shall prepay the Loans in an amount equal to the amount of such Commitment reduction provided that, if the aggregate amount of the prepayment required pursuant to this
                  Section 3.03(c) exceeds the aggregate amount of the principal and interest due on all Base Rate Loans, Bid Rate Loans and Eurodollar Loans with Interest Periods ending on the date such prepayment is required to be made, the

                  Company may deposit such excess amount in an interest bearing account at and in the name of the Administrative Agent (the "Prepayment Account"). Funds deposited in the Prepayment Account, together with all interest earned thereon, shall be held by the Administrative Agent for the benefit of the Banks and shall be applied by the Administrative Agent to prepayment of Eurodollar Loans and Bid Rate Loans upon the expiration of the Interest Periods for each such Eurodollar or Bid Rate Loan, provided however, that (i) at the Company's request the Administrative Agent shall or (ii) upon the occurrence and continuance of an Event of Default the Administrative Agent may, apply such funds to the prepayment of Eurodollar Loans or Bid Rate Loans prior to the end of the applicable Interest Rate Periods for such Loans provided that the Company shall be liable for any amounts owing pursuant to Section 5.05 of the Credit Agreement as a result of such prepayment. The Company shall have no right, title or interest in the Prepayment Account or any funds therein, or interest earned thereon, and shall have no right of withdrawal of any such funds.

                      (f) Section 8.01 of the Credit Agreement is hereby amended to include the following:

                  "(n) as soon as available and in any event no later than November 30, 1998, copies of actuarial appraisals of each Significant Subsidiary, (except for the PennUnion Companies), provided that each such actuarial appraisal shall be completed by an independent third party nationally recognized appraisal firm and such actuarial appraisals shall be completed for each Significant Subsidiary (except for the Penn Union Companies) in time for delivery no later than November 30, 1998, provided further that the Company shall also deliver to the Administrative Agent and the Banks any actuarial appraisals completed with respect to any other Subsidiary."

                      (g) Section 8.06(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "the Company or any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise and whether through Reinsurance Agreements or otherwise) to any other Person solely to the extent that the fair market value of the Property so disposed of (other than the PennUnion Companies sold in accordance with the following proviso and other than the ACO Brokerage Holdings Corporation), together with the aggregate fair market value of all other Property (other than the PennUnion Companies sold in accordance with the following proviso and other than the ACO Brokerage Holdings Corporation) of the Company or any Subsidiary disposed of within the previous 12 months (or, if shorter, the period from the Agreement Date to the date of such disposition), shall not exceed $50,000,000, provided that, notwithstanding the foregoing, and without constituting a disposition for purposes of complying with the limitation set forth above in this
                  Section 8.06(b), the Company may sell (i) the PennUnion Companies in a single transaction provided further that the aggregate net consideration received by the Company for the sale of the PennUnion Companies shall not be less than $225,000,000 and provided further that the net cash proceeds received by the Company in connection with such sale shall be at least $175,000,000 and that (a) any non-cash consideration received by the Company in connection with such sale shall be valued by a nationally recognized investment banking firm as having at the time of such sale a current cash value (the "Cash Value") of not less than an amount equal to $225,000,000 less the net cash proceeds received in connection with such sale and (b) the Company sells such non-cash consideration and receives cash for the same in an amount equal to or greater than the Cash Value within one hundred and eighty (180) days following the closing of the sale of the PennUnion Companies and (ii) the Additional Assets; provided further that the Company shall notify the Administrative Agent and the Banks prior to the Company's entry into any definitive agreement for any single sale of Property (excluding the sale of ACO Brokerage Holdings Corporation) for an amount greater than or equal to $20,000,000."

                           (h) Section 8.09 of the Credit Agreement is hereby
amended by inserting "(a)" immediately following the heading and inserting the following new paragraph:

                  "(b) In addition to the payments made as required by subsection (a) of this Section 8.09, the Company shall, with regard to the net proceeds received by any Subsidiary in connection with any sale of assets by such Subsidiary or material reinsurance of existing business of such Subsidiary, use its best efforts to cause each such Subsidiary to declare and pay dividends on such Subsidiary's capital stock or make payments under its Surplus Notes, if any, in an aggregate amount equal to (x) the aggregate amount of such net proceeds less (y) the aggregate amount of such net proceeds reasonably expected to be utilized in the business of such Subsidiary within the next twelve months or, in the case of any Insurance Company, necessary or required, in the reasonable judgment of the Company or by any Applicable Insurance Regulatory Authority, to be retained by such Insurance Company as additional capital or otherwise."

                           (i) Section 8.10 of the Credit Agreement is hereby
amended by deleting it in its entirety and inserting in lieu thereof the following:

                  "Leverage Ratio. The Company will not permit the Leverage Ratio to exceed (i) 46% during the Sale Period, and (ii) thereafter, 35%.

                           (j) Section 8.11 of the Credit Agreement is hereby
amended by deleting it in its entirety and inserting in lieu thereof the following:

                  "Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio to be less than (a) (i) 1.40 to 1.0, during the Sale Period, and (ii) 2.0:1.0 after expiration of the Sale Period, where component "A" of the definition of Interest Coverage Ratio is determined before adjustment for capital gains or losses as set forth in such definition and (b) 1.0 to 1.0, where component "A" of the definition of Interest Coverage Ratio is determined after adjustment for capital gains or losses as set forth in such definition.

                           (k) Section 8.13 of the Credit Agreement is hereby
amended by (i) deleting the figure "650,000,000" and replacing it with "625,000,000" wherever it appears in such section and (ii) by deleting the figure "75%" and replacing it with "50%" in sub-section (b)(ii) of Section 8.13.

                           (l) Section 8.16 of the Credit Agreement is hereby
amended by inserting the following at the end of the first sentence:

                  "provided that (x) during the Sale Period and (x) at any time that the Senior Cash Flow Leverage Ratio exceeds 3.5 to 1.0, the proceeds of the Loans may only be applied towards (i) Interest Expenses of the Company, (ii) ordinary course operating expenses of the Company, (iii) unpaid restructuring charges of the Company principally connected to the Company's closing of its Maryland and New York offices in an amount not to exceed $12,000,000 and (iv) making capital contributions to any Insurance Company Subsidiary to the extent such additional capital is required by the Applicable Insurance Regulatory Authority in respect of such Insurance Company Subsidiary."

                           (m) Section 8.19 of the Credit Agreement is hereby
amended by deleting it in its entirety and inserting in lieu thereof the following:

                  "Security. (a) On or prior to September 4, 1998, the Company shall, and shall cause each holder of a Surplus Note (the Company and each such holder being collectively referred to as the "Securing Parties") to, execute and deliver one or more security agreements, in form and substance satisfactory to the Majority Banks (collectively, the "Security Agreements"), together with such other instruments and other documents as the Majority Banks may request, the possession of which is necessary or appropriate in the determination of the Majority Banks to create or perfect a first priority security interest in favor of the Banks, effective as of such date, in the Collateral under Applicable Law, including but not limited to the certificates representing the Pledged Securities, together with undated stock powers for such certificates duly executed in blank and duly executed UCC-1 financing statements, and the Company shall thereafter take all such action to ensure that the Banks have a perfected first priority security interest in the Collateral.

                  (b) The Company shall deposit any and all cash held or received by the Company into the Collateral Account and shall be entitled to withdraw funds therefrom solely for (i) prepaying the Loans (including as required pursuant to Section 3.03), (ii) paying (x) Interest Expenses of the Company, (y) ordinary course operating expenses of the Company, and (z) unpaid restructuring charges of the Company principally connected to the Company's closing of its Maryland and New York offices in an amount not to exceed $12,000,000 and (iii) making capital contributions to any Insurance Company Subsidiary to the extent such additional capital is required by the Applicable Insurance Regulatory Authority in respect of such Insurance Company Subsidiary, provided, that so long as (w) the aggregate Commitments are equal to or less than $200,000,000, (x) the Leverage Ratio is equal to or less than 35%, (y) the Senior Cash Flow Leverage Ratio is equal to or less than 3.5 to 1.0 and (z) both an S&P Senior Debt Rating and a D&P Senior Debt Rating is in effect, the Company's S&P Senior Debt Rating is BBB or better or the Company's D&P Senior Debt Rating is BBB or better and neither the Company's S&P Senior Debt Rating nor the Company's D&P Senior Debt Rating is lower than BBB-, then, on each date upon which the Company is required to prepay Loans pursuant to
                  Section 3.03, and after giving effect to such prepayment, the Company may, on such day, withdraw from the Collateral Account for any general corporate purpose an amount equal to (x) the aggregate amount in the Collateral Account on such day minus
                  (y) $25,000,000. Any withdrawal by the Company from the Collateral Account shall be deemed a representation and warranty by the Company that such withdrawal is in accordance with this Section 8.19(b) and that the funds so withdrawn shall be used by the Company only for the purposes specified in this Section 8.19(b)."

                           (n) The Credit Agreement is hereby amended by
inserting therein a new Section 8.21 to read in its entirety as follows:

                  "Restricted Payments. The Company shall not make, or permit any Subsidiary to make, any payment (a "Restricted Payment") on account of any purchase, redemption, retirement, exchange, conversion of or dividend on (i) any share of capital stock of the Company or any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of the Company or (ii) the Subordinated Notes or any other subordinated Indebtedness of the Company; provided that after expiration of the Sale Period and so long as (x) the Senior Cash Flow Leverage Ratio is equal to or less than 3.5 to 1.0 and (y) no Default has occurred or would occur after giving effect thereto, the Company may (i) make Restricted Payments other than in respect of common stock of the Company, and (ii) make Restricted Payments in respect of common stock of the Company so long as, after giving effect thereto, (w) the Leverage Ratio is less than 25% (x) the Interest Coverage Ratio is 2.5:1.0 or better, (y) the Senior Cash Flow Leverage Ratio is equal to or less than 2.0 to 1.0 and (z) both an S&P Senior Debt Rating and a D&P Senior Debt Rating is in effect, the Company's S&P Senior Debt Rating is BBB or better or the Company's D&P Senior Debt Rating is BBB or better and neither the Company's S&P Senior Debt Rating nor the Company's D&P Senior Debt Rating is lower than BBB-."

                           (o) Section 9 of the Credit Agreement is hereby
amended by (i) adding the word "or" after the semi-colon at the end of subsection (n) thereof and (ii) adding a new subsection "(o)" thereto to read as follows:

                   "The Company shall fail, by December 31, 1998, to close one or more transactions, or enter into one or more definitive agreements in form and substance reasonably satisfactory to at least three out of the four Persons constituting the Agent and the Managing Agents (provided that should any of the four Persons withdraw from making such a determination, the Bank with the next largest outstanding Commitment shall participate in such determination, provided further that should two or more Banks each have the next largest outstanding Commitment, then each such Bank shall participate in such determination and, further, in such case the definitive agreements must be satisfactory to at least sixty percent of the Persons described above) which would result in the receipt by the Company of net cash proceeds in an amount which would, pursuant to Section 2.04, result in a mandatory reduction of the Commitments by at least $100,000,000;"

             3. Fees. The Company agrees to pay, on September 11, 1998, a fee to each Bank, such fee to be in an amount for each such Bank equal to 0.25% of such Bank's Commitment on September 11, 1998. Such fees, once paid, shall not be refundable in whole or in part.

             4. Effective Date. The amendments provided for herein shall be effective as of the date first written above, but shall not become effective as of such date until (i) this Amendment has been executed by the Company, the Majority Banks and the Administrative Agent, (ii) the Company shall, and shall have caused each holder of a Surplus Note (the Company and each such holder being collectively referred to as the "Securing Parties") to, execute and deliver one or more security agreements, in form and substance satisfactory to the Majority Banks (collectively, the "Security Agreements"), together with such other instruments and other documents as the Majority Banks may request, the possession of which is necessary or appropriate in the determination of the Majority Banks to create or perfect a security interest in favor of the Banks, effective as of the date hereof, in the Collateral under Applicable Law, including but not limited to the certificates representing the Pledged Securities, together with undated stock powers for such certificates duly executed in blank, duly executed UCC-1 financing statements, and (iii) opinions of counsel for the Company and the Securing Parties in form and substance satisfactory to the Majority Banks .

             5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

             6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

                      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                  PENNCORP FINANCIAL GROUP, INC.


                                  By: /s/ SCOTT D. SILVERMAN
                                      ----------------------------------
                                      Name: Scott D. Silverman
                                      Title: Executive Vice President


                                  THE BANK OF NEW YORK, as
                                    Administrative Agent and as a Bank


                                  By: /s/ J. DAVID PARKER, JR.
                                      ----------------------------------
                                      Name: J. David Parker, Jr.
                                      Title: Vice President


                                  THE CHASE MANHATTAN BANK, as a
                                    Managing Agent and as a Bank


                                  By: /s/ GLEN R. MEYER
                                      ----------------------------------
                                      Name: Glen R. Meyer
                                      Title: Managing Director


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Managing Agent and as a Bank


                                  By: /s/ BRUCE E. COX
                                      ----------------------------------
                                      Name: Bruce E. Cox
                                      Title: Vice President

                                  NATIONSBANK, N.A., as a Managing Agent
                                    and as a Bank


                                  By: /s/ JIM V. MILLER
                                      ----------------------------------
                                      Name: Jim V. Miller
                                      Title: Senior Vice President


                                  FLEET NATIONAL BANK, as a Co-Agent
                                    and as a Bank


                                  By: /s/ WILLIAM A. BAGBY
                                      ----------------------------------
                                      Name: William A. Bagby
                                      Title: Senior Vice President


                                  MELLON BANK, N.A., as a Co-Agent
                                    and as a Bank


                                  By: /s/ GARY A. SAUL
                                      ----------------------------------
                                      Name: Gary A. Saul
                                      Title: Vice President


                                  BANK OF MONTREAL, as a Co-Agent
                                    and as a Bank


                                  By: /s/ THOMAS E. MCGRAW
                                      ----------------------------------
                                      Name: Thomas E. McGraw
                                      Title: Director


                                  CIBC INC., as a Co-Agent and as a Bank


                                  By: /s/ EDWARD NEU
                                      ----------------------------------
                                      Name: Edward Neu
                                      Title: Executive Director
                                             CIBC Oppenheimer Corp.,
                                             As Agent

                                 DRESDNER BANK AG, NEW YORK BRANCH &
                                    GRAND CAYMAN BRANCH, as a Co-Agent
                                    and as a Bank


                                 By:  /s/ LLOYD C. STEVENS
                                      ----------------------------------
                                      Name: Lloyd C. Stevens
                                      Title: Vice President

                                 By:  /s/ ROBERT P. DONAHUE
                                      ----------------------------------
                                      Name: Robert P. Donahue
                                      Title: Vice President

                                 SUNTRUST BANK, CENTRAL FLORIDA
                                    NATIONAL ASSOCIATION


                                 By:  /s/ DARRYL J. WEAVER
                                      ----------------------------------
                                      Name: Darryl J. Weaver
                                      Title: First Vice President


                                 BANK ONE, TEXAS N.A.


                                 By:  /s/ ROBERT HUMPHREYS
                                      ----------------------------------
                                      Name: Robert Humphreys
                                      Title: Vice President


                                 FIRST UNION NATIONAL BANK


                                 By:  /s/ KIMBERLY SHAFFER
                                      ----------------------------------
                                      Name: Kimberly Shaffer
                                      Title: Vice President


                                 LTCB TRUST COMPANY


                                 By:  /s/ JUN EBIHARA
                                      ----------------------------------
                                      Name: Jun Ebihara
                                      Title: SVP

                                 ING (U.S.) CAPITAL CORPORATION


                                 By:  /s/ T.D. Prangley
                                      ----------------------------------
                                      Name:  T.D. Prangley
                                      Title: Vice Presdient